       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 4, 1998

                                                           REGISTRATION NO. 333-
================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          KELLEY OIL & GAS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           1311                             DELAWARE                        76-0447267
(PRIMARY STANDARD INDUSTRIAL     (STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER
CLASSIFICATION CODE NUMBER)       INCORPORATION OR ORGANIZATION)         IDENTIFICATION NO.)


                          KELLEY OIL & GAS CORPORATION
                        601 JEFFERSON STREET, SUITE 1100
                              HOUSTON, TEXAS 77002
                                 (713) 652-5200
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                          KELLEY OIL & GAS CORPORATION
                        1996 INCENTIVE STOCK OPTION PLAN

                          KELLEY OIL & GAS CORPORATION
              1997 ANNUAL AND LONG-TERM INCENTIVE-PERFORMANCE PLAN
                            (FULL TITLE OF THE PLANS)

                                 THOMAS E. BAKER
                     GENERAL COUNSEL AND CORPORATE SECRETARY
                        601 JEFFERSON STREET, SUITE 1100
                              HOUSTON, TEXAS 77002
                                 (713) 652-5200
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

========================================================================================================================
                                                  CALCULATION OF REGISTRATION FEE
========================================================================================================================
          Title of Each                Amount          Proposed Maximum        Proposed Maximum          Amount of
       Class of Securities              to be           Offering Price            Aggregate             Registration
        to be Registered             Registered          Per Share(1)         Offering Price(1)            Fee(1)
------------------------------------------------------------------------------------------------------------------------
Common Stock ($.01 par value)         4,210,000            $2.5625               $10,788,125             $3,182.50
------------------------------------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rule 457(c) solely for the purpose of calculating the amount of the registration fee and based upon the average of the high and low sales prices of the Common Stock on May 1, 1998, as reported on The Nasdaq Stock
Market, Inc.

========================================================================================================================

PART I.    INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

             (As provided by the Rules of the Securities and Exchange Commission (the "Commission") applicable to the use of the Form S-8, the documents containing the information specified in Part I (Items 1 and 2) need not be filed with the Commission.)

PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by Kelley Oil & Gas Corporation (the "Company") with the Commission (File No. 0-25214) are incorporated herein by reference:

         (a) Company's Annual Report on Form 10-K for the year ended December 31, 1997.

         (b) Proxy Statement of the Company for its 1998 Annual Meeting of Stockholders.

         (c) All documents filed by the Company after the date of this Registration Statement pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all shares of common stock of the Company offered hereby have been sold or which deregisters any shares then remaining unsold. All of these documents will be deemed to be incorporated herein by reference and to be a part hereof from their respective filing dates.


ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Thomas E. Baker, Esq., General Counsel of the Company, has given an opinion as to the legality of the shares of Common Stock being registered. Mr. Baker is a participant in the Kelley Oil & Gas Corporation 1997 Annual and Long-Term Incentive-Performance Plan (the "1997 Plan"), including having received non-qualified stock options for the purchase of an aggregate of 196,000 shares of common stock of the Company. Mr. Baker may receive additional awards under the 1997 Plan.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Article VI of the Bylaws of the Company provides for the Company's indemnification of officers, directors and controlling persons to the full extent provided in the General Corporation Law of the State of Delaware (the "GCL"). Section 145 of the GCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding (other than a proceeding by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in a similar position with another entity, against expenses (including attorneys' fees), judgments, fines and settlements incurred by him in connection with the proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Indemnification under
Section 145 of the GCL is limited in a proceeding by or in the right of the corporation to expenses (including attorneys' fees) incurred in connection with the proceeding. In either case, no indemnification shall be made if the indemnified person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless, and to the extent, the Delaware Court of Chancery or other court in which the proceeding was brought, despite the adjudication of liability determines such person is entitled to indemnity.

         Section 145 of the GCL provides that the indemnity obligations of a corporation shall only arise if authorized by (i) a majority of a quorum of directors who are not a party to the proceeding, (ii) independent legal counsel to the corporation if a quorum of directors is not obtainable, (iii) independent legal counsel to the corporation if a quorum of directors is obtainable and the directors direct counsel to make the determination or (iv) the stockholders. The board of directors of the corporation may authorize expenses in connection with a proceeding to be paid in advance of the final disposition upon receipt of an undertaking by the person on whose behalf the expenses are to be paid to repay the expenses in the event he is not entitled to be indemnified.

         Pursuant to Section 102(b) of the GCL, the Certificate of Incorporation of the Company provides that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) in connection with certain illegal dividend payments and stock redemptions or (iv) for any transaction from which the director derived an improper personal benefit.

         Delaware corporations also are authorized under the GCL to obtain insurance to protect officers and directors from certain liabilities, including liabilities against which the corporation cannot indemnify its directors and officers. The Company currently maintains directors and officers liability insurance, subject to customary exclusions and deductibles.

ITEM 7.  EXEMPTION FOR REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS

EXHIBIT
NUMBER:       EXHIBIT
-------       -------
    4.1       Agreement and Plan of Consolidation among the Registrant, Kelley
              Oil Corporation, Kelley Oil & Gas Partners, Ltd. ("Kelley
              Partners") and the other parties named therein (incorporated by reference to Exhibit 2.1 to the Registrant's Registration
              Statement (the "Consolidation Registration Statement") on Form S-4
              (Reg No. 33-84338) filed September 26, 1994, as amended).

    4.2 Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Consolidation Registration Statement).

    4.3 Certificate of Amendment to Certificate of Incorporation of the Registrant dated December 20, 1994 (incorporated by reference to
              Exhibit 3.2 to the Consolidation Registration Statement).

    4.4 Certificate of Correction to Certificate of Incorporation of the Registrant dated February 12, 1996 (incorporated by reference to
              Exhibit 3.1 to the Registrant's Current Report on Form 8-K (File No. 0-25214) dated February 15, 1996).

    4.5 Certificate of Merger of Kelley Oil & Gas Partners, Ltd. into Kelley Oil & Gas Corporation dated March 28, 1996 (incorporated by reference to Exhibit 3.6 to the Registrant's Annual Report on Form 10-K (File No.0-25214) for the year ended December 31, 1997).

    4.6 Certificate of Amendment to Certificate of Incorporation of the Registrant dated April 29, 1996 (incorporated by reference to
              Exhibit 3.7 to the Registrant's Annual Report on Form 10-K (File No. 0-25214) for the year ended December 31, 1997).

    4.7 Bylaws of the Registrant (incorporated by reference to Exhibit 3.5 to the Consolidation Registration Statement).

    4.8 Certificate representing Common Stock of the Registrant (incorporated by reference to Exhibit 4.1 to the Consolidation Registration Statement).

    4.9 1996 Incentive Stock Option Plan of the Registrant (incorporated by reference to Exhibit 10.11 to the Registrant's Annual Report on Form 10-K (File No. 0-25214) for the year ended December 31,
              1996).

    4.10 1997 Annual and Long-Term Incentive-Performance Plan of the Registrant (incorporated by reference to Exhibit 10.12 to the Registrant's Annual Report on Form 10-K (File No. 0-25214) for the year ended December 31, 1997).

    5.1 Opinion of general counsel of Registrant as to legality of securities to be registered.

    23.1      Consent of Deloitte & Touche LLP.

    23.2      Consent of general counsel of Registrant (included in Exhibit
              5.1).


ITEM 9.  UNDERTAKINGS.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the document or documents providing plan information, to each person receiving such document or documents, the latest annual report to security holders that is incorporated by reference in this Registration Statement and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and to deliver, or cause to be delivered to each person receiving such document or documents, the latest quarterly report that is specifically incorporated by reference in this Registration Statement to provide such interim financial information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 4, 1998.

                                           Kelley Oil & Gas Corporation


                                           By:        /s/ John F. Bookout
                                              ----------------------------------
                                                          John F. Bookout,
                                     Chairman of the Board, President and Chief
                                     Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints John F. Bookout and Thomas E. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                   TITLE                                DATE
                                         Chairman of the Board, President and
        /s/ John F. Bookout                      Chief Executive Officer
------------------------------------         (Principal Executive Officer),
            John F. Bookout                             Director                          May 4, 1998

                                             Senior Vice President and Chief
        /s/ David C. Baggett                        Financial Officer
------------------------------------               (Principal Financial
            David C. Baggett                      and Accounting Officer)                 May 4, 1998


        /s/ John J. Conklin, Jr.
------------------------------------                   Director                           May 4, 1998
            John J. Conklin, Jr.


        /s/ Ralph P. Davidson
------------------------------------                   Director                           May 4, 1998
            Ralph P. Davidson


        /s/ Adam P. Godfrey
------------------------------------                   Director                           May 4, 1998
            Adam P. Godfrey


        /s/ William J. Murray
------------------------------------                   Director                           May 4, 1998
            William J. Murray


        /s/ Ogden M. Phipps
------------------------------------                   Director                           May 4, 1998
            Ogden M. Phipps


        /s/ Ward W. Woods
------------------------------------                   Director                           May 4, 1998
            Ward W. Woods

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER:       EXHIBIT
-------       -------
    4.1       Agreement and Plan of Consolidation among the Registrant, Kelley
              Oil Corporation, Kelley Oil & Gas Partners, Ltd. ("Kelley
              Partners") and the other parties named therein (incorporated by reference to Exhibit 2.1 to the Registrant's Registration
              Statement (the "Consolidation Registration Statement") on Form S-4
              (Reg No. 33-84338) filed September 26, 1994, as amended).

    4.2 Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Consolidation Registration Statement).

    4.3 Certificate of Amendment to Certificate of Incorporation of the Registrant dated December 20, 1994 (incorporated by reference to
              Exhibit 3.2 to the Consolidation Registration Statement).

    4.4 Certificate of Correction to Certificate of Incorporation of the Registrant dated February 12, 1996 (incorporated by reference to
              Exhibit 3.1 to the Registrant's Current Report on Form 8-K (File No. 0-25214) dated February 15, 1996).

    4.5 Certificate of Merger of Kelley Oil & Gas Partners, Ltd. into Kelley Oil & Gas Corporation dated March 28, 1996 (incorporated by reference to Exhibit 3.6 to the Registrant's Annual Report on Form 10-K (File No. 0-25214) for the year ended December 31, 1997).

    4.6 Certificate of Amendment to Certificate of Incorporation of the Registrant dated April 29, 1996 (incorporated by reference to
              Exhibit 3.7 to the Registrant's Annual Report on Form 10-K (File No. 0-25214) for the year ended December 31, 1997).

    4.7 Bylaws of the Registrant (incorporated by reference to Exhibit 3.5 to the Consolidation Registration Statement).

    4.8 Certificate representing Common Stock of the Registrant (incorporated by reference to Exhibit 4.1 to the Consolidation Registration Statement).

    4.9 1996 Incentive Stock Option Plan of the Registrant (incorporated by reference to Exhibit 10.11 to the Registrant's Annual Report on Form 10-K (File No. 0-25214) for the year ended December 31,
              1996).

    4.10 1997 Annual and Long-Term Incentive-Performance Plan of the Registrant (incorporated by reference to Exhibit 10.12 to the Registrant's Annual Report on Form 10-K (File No. 0-25214) for the year ended December 31, 1997).

    5.1 Opinion of general counsel of Registrant as to legality of securities to be registered.

    23.1      Consent of Deloitte & Touche LLP.

    23.2      Consent of general counsel of Registrant (included in Exhibit
              5.1).